UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 27, 2002


     MERISTAR HOSPITALITY
  OPERATING PARTNERSHIP, L.P.                 MERISTAR HOSPITALITY FINANCE CORP
(Exact name of registrant as                    (Exact name of registrant as
   specified in its Charter)                      specified in its Charter)

         DELAWARE                                       DELAWARE
  (State of Incorporation)                      (State of Incorporation)

         75-2648837                                     52-2321015
(IRS Employer Identification No.)              (IRS Employer Identification No.)


  MERISTAR HOSPITALITY FINANCE CORP II     MERISTAR HOSPITALITY FINANCE CORP III
(Exact name of registrant as                    (Exact name of registrant as
   specified in its Charter)                      specified in its Charter)

         DELAWARE                                       DELAWARE
  (State of Incorporation)                      (State of Incorporation)

         73-1658708                                     46-0467463
(IRS Employer Identification No.)              (IRS Employer Identification No.)


                           1010 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20007
                                 (202) 965-4455
                   (Address, including zip code, and telephone
                    number, including area code, of Principal
               Executive Offices of all of the above registrants)

                                    FORM 8-K



ITEM 5.  OTHER EVENTS

         On September 27, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2002


                                   MERISTAR HOSPITALITY OPERATING
                                   PARTNERSHIP, L.P.

                                   BY:  MERISTAR HOSPITALITY CORPORATION,
                                        ITS GENERAL PARTNER


                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------
                                        Name:   Christopher L. Bennett
                                        Title:  Senior Vice President and
                                                General Counsel



                                   MERISTAR HOSPITALITY FINANCE CORP.


                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------
                                        Name:   Christopher L. Bennett
                                        Title:  Senior Vice President and
                                                General Counsel



                                   MERISTAR HOSPITALITY FINANCE CORP. II


                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------
                                        Name:   Christopher L. Bennett
                                        Title:  Senior Vice President and
                                                General Counsel



                                   MERISTAR HOSPITALITY FINANCE CORP. III


                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------
                                        Name:   Christopher L. Bennett
                                        Title:  Senior Vice President and
                                                General Counsel

                                 EXHIBIT INDEX
                                 -------------


         EXHIBIT                DESCRIPTION
         -------                -----------

         99.1              Press Release dated September 27, 2002.